UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2014

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Suite 654 – 999 Canada Place
Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)

(604) 688-8323
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2014 Ivanhoe Energy Inc. (the “Company”) announced that Senior Vice President, Finance and Chief Financial Officer (“CFO”), Greg Phaneuf, is leaving the Company to accept a role with another company. Mr. Phaneuf’s resignation is effective October 10, 2014 and he will continue in the role until that date to assist the Company with the transition to a new CFO.

A copy of the press release regarding the foregoing matters is attached as Exhibit 99.1 to this report.

ITEM 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated September 15, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  September 15, 2014

IVANHOE ENERGY INC.

By:	/s/ Mary A. Vincelli
	Name:	Mary A. Vincelli
	Title:	Corporate Secretary

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release dated September 15, 2014